UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 21, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32274 (Commission File Number)	36-4298373 (I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606
(Address of Principal Executive Offices)

(312) 960-1696
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02               RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 21, 2005, Archipelago Holdings, Inc. (“Archipelago”) issued a press release announcing its fourth quarter 2004 results. The press release is attached hereto as Exhibit 99.1. The information furnished herein pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Archipelago under the Securities Act of 1933 or the Exchange Act, except to the extent Archipelago specifically incorporates the information by reference. The information contained in this report is also being posted by Archipelago on its web site at http://www.archipelago.com.

The attached press release also includes “safe harbor” language indicating that certain statements about Archipelago’s business and other matters contained in the press release are “forward-looking” rather than “historic.” Factors that could cause Archipelago’s operating results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in Archipelago’s Registration Statement on Form S-1, dated August 12, 2004, and Quarterly Report on Form 10-Q, dated November 9, 2004, which were filed with the SEC and are available at the SEC’s website (http://www.sec.gov) and on Archipelago’s website (http://www.archipelago.com).

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits	99.1	Press Release of Archipelago Holdings, Inc. issued January 21, 2005

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Archipelago Holdings, Inc. issued January 21, 2005